================================================================================




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 ---------------


         Date of report (Date of earliest event reported) March 23, 2001




                          US INDUSTRIAL SERVICES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            Delaware                        0-22388              99-0273889
--------------------------------   ------------------------  -------------------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)





           11850 Jones Road
            Houston, Texas                                          77070
----------------------------------------                      ------------------
(Address of principal executive offices)                          (Zip Code)




                                 (281) 807-5033
             ------------------------------------------------------
              (Registrant's telephone number, including area code)



================================================================================

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     On March 23, 2001, Deere Park Capital, L.L.C., an Illinois limited liability company ("Deere Park Capital"), entered into a Stock Purchase Agreement (the "Purchase Agreement") with Frank J. Fradella ("Fradella"), the President and Chief Executive Officer of US Industrial Services, Inc. (the "Registrant"), pursuant to which Fradella (i) terminated his option to purchase 3,337,929 shares of the common stock of USIS ("Common Stock") from Deere Park Capital and (ii) acquired 3,337,929 shares of Common Stock ("the Purchased Shares") from Deere Park Capital for a purchase price of $1,150,000 (the "Purchase Price"). $800,000 of the Purchase Price was paid by Fradella in cash (the "Cash Portion") upon the execution of the Purchase Agreement, and $350,000 of the Purchase Price was paid by Fradella's issuance to Deere Park Capital of a Secured Convertible Promissory Note, dated March 23, 2001 (the "Note"). The entire principal amount of the Note, plus interest thereon at the rate of 9% per annum, is due and payable in one installment on June 21, 2001. Fradella's obligations under the Note are secured by a Hypothecation Agreement among Deere Park Capital, Fradella and the Registrant, dated March 23, 2001, pursuant to which Fradella has pledged 500,000 shares of the Registrant's Common Stock to Deere Park Capital.

     Pursuant to the Purchase Agreement, upon receipt by Deere Park Capital of the Cash Portion of the Purchase Price and originally signed copies of the Note, the Hypothecation Agreement and the collateral documents and instruments associated with the Note and the Hypothecation Agreement, Deere Park Capital caused Allen S. Gerrard and James A. Chatz to resign from the board of directors of the Registrant.

     Fradella purchased 1,837,929 of the Purchased Shares in his capacity as third party nominee for certain individual investors with whom he had a pre-existing relationship but has no voting or other arrangements with respect to the Purchased Shares. In addition Fradella transferred 1,000,000 of such Purchased Shares to Leonard Feldman in consideration for consulting services provided to Fradella in connection with negotiating the purchase of stock from Deere Park Capital and other transactions.

     As of the date hereof, Fradella beneficially owns approximately 22.9% of the Registrant's outstanding Common Stock, and Deere Park Capital owns less than 5% of the Registrant's outstanding Common Stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

     See Exhibit Index attached.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       US INDUSTRIAL SERVICES, INC.
Date:    April 20, 2001


                                       By: /s/   Frank Fradella
                                           -------------------------------------
                                           Frank Fradella
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number          Document
--------------          --------

2.1 Stock Purchase Agreement, dated as of March 23, 2001, between Deere Park Capital, L.L.C. and Frank J. Fradella (incorporated by reference to Amendment No. 3 to Schedule 13D of Deere Park Capital, L.L.C. and Douglas Gerrard filed with the Securities and Exchange Commission on April 23, 2001).

2.2 Secured Convertible Promissory Note, dated as of March 23, 2001, issued by Frank J. Fradella to Deere Park Capital, L.L.C. (attached as Exhibit A to Exhibit 2.1 above).

2.3 Hypothecation Agreement, dated as of March 23, 2001, among Deere Park Capital, L.L.C., Frank J. Fradella and US Industrial Services, Inc. (attached as Exhibit B to
                        Exhibit 2.1 above).

99.1                    Press Release of US Industrial Services, Inc., dated
                        April 24, 2001.